Acquisitions	12 Months Ended
Jan. 31, 2014
Business Combinations [Abstract]
Acquisitions

(2) Acquisitions

Fiscal Year 2013

On October 4, 2012, Layne acquired 100% of the stock of Fursol Informatica S.r.l., (“Fursol”) an Italian company. Fursol is active in the business of production, marketing, installation and maintenance of software and electronic devices. Layne believes it will benefit from Fursol’s technology to improve the performance and efficiency of its Geoconstruction operations. The aggregate purchase price was $1.0 million, of which $0.8 million was paid at the acquisition date, with the remainder of $0.2 million paid on October 4, 2013. The purchase price was allocated to an identifiable intangible asset associated with computer software valued at $1.5 million (with a weighted-average life of three years) and to a noncurrent liability of $0.5 million.

The results of operations of Fursol have been included in the consolidated statements of operations commencing on the closing date and were not significant. Pro forma amounts related to Fursol for periods prior to the acquisition have not been presented since the acquisition would not have had a significant effect on the consolidated revenues or net income (loss).

On May 30, 2012, Layne acquired the remaining 50% interest of Diberil Sociedad Anónima, a Uruguayan company and parent company to Costa Fortuna (“Costa Fortuna”). Layne expects Costa Fortuna to expand its geoconstruction capabilities into the Brazil market as well as serve as a platform for further expansion into South America. The aggregate purchase price for the remaining 50% of Costa Fortuna of $16.2 million was comprised of cash ($2.4 million of which was placed in escrow to secure certain representations, warranties and indemnifications). Layne acquired the initial 50% interest in Costa Fortuna on July 15, 2010. In accordance with accounting guidance in moving Costa Fortuna to a fully consolidated basis, Layne remeasured the previously held equity investment to fair value and recognized a loss of $7.7 million during the second quarter of FY2013. The fair value of the 50% noncontrolling interest was estimated to be $15.8 million at the time of the adjustment. The fair value assessment was determined based on the value of the current year transaction, discounted to reflect that the initial interest was noncontrolling, and that there was no ready public market for the interest. The discounts for lack of control and marketability were 5% and 10%, respectively, determined based on control premiums seen on recent transactions in the construction contractor and engineering services market and an estimate of the value of a put option on restricted stock using the Black-Scholes valuation method.

Acquisition related costs of $0.2 million were recorded as an expense in the periods in which the costs were incurred. The purchase price allocation was based on an assessment of the fair value of the assets acquired and liabilities assumed using the internal operational assessments and other analyses which are Level 3 measurements. The preliminary purchase allocation recorded in the second quarter was adjusted as the valuation analysis progressed. As a result of the adjustment, goodwill was decreased $0.5 million from the initial amount. The adjustments made were retrospectively applied to the acquisition date, and did not have a significant effect on the financial statements.

Based on the allocation of the purchase price, the acquisition had the following effect on Layne’s consolidated financial position as of the closing date:

(in thousands)	Costa Fortuna
Working capital	$3,592
Property and equipment	33,500
Goodwill	4,025
Other intangible assets	1,000
Other assets	9,131
Other noncurrent liabilities	(16,981)

Total purchase price	$34,267

The $4.0 million of goodwill was assigned to Geoconstruction. The purchase price in excess of the value of Costa Fortuna’s net assets reflects the strategic value Layne placed on the business. At the time of acquisition, Layne believed it would benefit from synergies as these acquired operations were integrated with the existing operations. Layne had hoped the presence in Brazil would assist in obtaining contracts in that country as well as in South America. During the second quarter of FY2014, based on the continued decline in revenues and forecasted results experienced due to a sluggish economy in Brazil during calendar year 2013, Layne reassessed its estimates of the fair value of the goodwill associated with Costa Fortuna. As a result of that reassessment, a $4.0 million impairment charge was recorded.

The Costa Fortuna purchase agreement provided for a purchase price adjustment based on the levels of working capital and debt at closing. The adjustment resulted in an additional purchase price of $2.3 million, which was paid during the third quarter of FY2013.

The total purchase price above consists of the $16.2 million cash purchase price, the $2.3 million purchase price adjustment, and the $15.8 million adjusted basis of Layne’s existing investment in Costa Fortuna.

On July 31, 2014, Layne sold Costa Fortuna as described in Note 15 to the Consolidated Financial Statements. Layne determined it was a discontinued operation and has reported it as such in this Form 8-K.

On March 5, 2012, Layne acquired the remaining shares in Layne do Brazil, which were previously held by noncontrolling interests. The shares were acquired for cash payments totaling $2.7 million. In conjunction with the acquisition, Layne eliminated noncontrolling interests of $0.1 million and recorded an adjustment to equity of $2.7 million in accordance with accounting guidance.

Fiscal Year 2012

On February 28, 2011, Layne acquired the Kansas and Colorado cured-in-place pipe (“CIPP”) operations of Wildcat Civil Services (“Wildcat”), a sewer rehabilitation contractor. The acquisition will further Layne’s expansion and geographic reach of its Inliner division westward. The aggregate purchase price for Wildcat of $8.9 million was comprised of cash ($0.4 million of which was placed in escrow to secure certain representations, warranties and indemnifications).

The purchase price allocation was based on an assessment of the fair value of the assets acquired and liabilities assumed, using internal operational assessments and other analyses, which are Level 3 measurements.

Based on Layne’s allocations of the purchase price, the acquisition had the following effect on Layne’s consolidated financial position as of the closing date:

(in thousands)	Wildcat
Working capital	$293
Property and equipment	6,244
Goodwill	2,318

Total purchase price	$8,855

The $2.3 million of goodwill was assigned to Inliner. The purchase price in excess of the value of Wildcat’s net assets reflects the strategic value Layne placed on the business. Layne believed it would benefit from synergies as these acquired operations were integrated with the existing operations. Goodwill associated with the acquisition is expected to be deductible for tax purposes.

The results of operations for the acquired entity have been included in the consolidated statements of operations commencing on the closing date. Wildcat contributed revenues and loss before income taxes to Layne for the period from February 28, 2011 to January 31, 2012, of $14.2 million and $0.9 million, respectively. Pro forma amounts related to Wildcat for prior periods have not been presented because the acquisition would not have had a significant effect on the consolidated revenues or net income.